                                                                       EXHIBIT 3

                                    AGREEMENT

      Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Evergreen Solar, Inc.

      EXECUTED this 27th day of May, 2003.

NTH POWER TECHNOLOGIES FUND I, L.P.

By:     Nth Power Management, L.P.
        Its General Partner

        By:    Nth Power LLC
               Its General Partner

               By:   /s/ Timothy Woodward
               ----------------------------
                  Timothy Woodward, Manager

NTH POWER TECHNOLOGIES FUND II, L.P.

By:     Nth Power Management II, L.P.
        Its General Partner

        By:    Nth Power LLC
               Its General Partner

               By:   /s/ Timothy Woodward
               ------------------------------
                  Timothy Woodward, Manager

NTH POWER TECHNOLOGIES FUND II-A, L.P.

By:     Nth Power Management II-A, L.P.
        Its General Partner

        By:    Nth Power LLC
               Its General Partner

               By:   /s/ Timothy Woodward
               -----------------------------
                  Timothy Woodward, Manager

NTH POWER MANAGEMENT, L.P.

        By:    Nth Power LLC
               Its General Partner

               By:   /s/ Timothy Woodward
               ------------------------------
                  Timothy Woodward, Manager

NTH POWER MANAGEMENT II, L.P.

        By:    Nth Power LLC
               Its General Partner

               By:   /s/ Timothy Woodward
               ------------------------------
                  Timothy Woodward, Manager

NTH POWER MANAGEMENT II-A, L.P.

        By:    Nth Power LLC
               Its General Partner

               By:   /s/ Timothy Woodward
               ------------------------------
                  Timothy Woodward, Manager

NTH POWER LLC

        By:   /s/ Timothy Woodward
        -------------------------------------
        Timothy Woodward, Manager

 /s/ Nancy C. Floyd
---------------------------------------------
Nancy C. Floyd

/s/ Maurice E.P. Gunderson
---------------------------------------------
Maurice E.P. Gunderson

/s/ Timothy Woodward
---------------------------------------------
Timothy Woodward

/s/ Bryant J. Tong
---------------------------------------------
Bryant J. Tong